UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2023

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On April 2, 2023, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), entered into a Transaction Agreement (the “Transaction Agreement”), by and among the Company, Endeavor Operating Company, LLC, a Delaware limited liability company and subsidiary of the Company (“EOC”), Zuffa Parent, LLC, a Delaware limited liability company and a subsidiary of EOC (“HoldCo”), World Wrestling Entertainment, Inc., a Delaware corporation (“WWE”), New Whale Inc., a Delaware corporation and a wholly owned subsidiary of WWE (“New PubCo”), and Whale Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of New PubCo (“Merger Sub”), pursuant to which, among other things, Endeavor and WWE agreed to combine the businesses of HoldCo, which owns and operates the Ultimate Fighting Championship (“UFC”), and WWE. All defined terms used in this summary of the Transaction Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement.

Pursuant to the Transaction Agreement, among other things, and subject to the satisfaction or waiver of the conditions set forth therein, (i) WWE will undertake certain internal restructuring steps as further described in the Transaction Agreement (collectively, the “Pre-Closing Reorganization”); (ii) following the Pre-Closing Reorganization, Merger Sub will merge with and into WWE (the “Merger”), with WWE surviving the Merger (the “Surviving Entity”) and becoming a direct wholly owned subsidiary of New PubCo – as a result of the Merger (x) each outstanding share of WWE’s Class A common stock, par value $0.01 per share (the “WWE Class A Common Stock”) and (y) each outstanding share of WWE’s Class B common stock, par value $0.01 per share (the “WWE Class B Common Stock,” and together with the WWE Class A Common Stock, the “WWE Common Stock”) that is outstanding immediately prior to the effective time of the Merger (the “Effective Time”), but excluding any Cancelled WWE Shares, will, in each case, be converted automatically into the right to receive one share of New PubCo Class A common stock, par value $0.00001 per share (the “New PubCo Class A Common Stock”); (iv) immediately following the Merger, New PubCo will cause the Surviving Entity to be converted into a Delaware limited liability company (“WWE LLC”) and New PubCo will become the sole managing member of WWE LLC (the “Conversion”); and (v) following the Conversion, New PubCo will (x) contribute all of the equity interests of WWE LLC to HoldCo in exchange for 49% of the membership interests in HoldCo on a fully-diluted basis (as further described in the Transaction Agreement), and (y) issue to EOC and certain of Endeavor’s other subsidiaries a number of shares of New PubCo Class B common stock, par value $0.00001 per share (the “New PubCo Class B Common Stock”) representing, in the aggregate, 51% of the total voting power of New PubCo stock on a fully-diluted basis, in exchange for a payment equal to the par value of such New PubCo Class B Common Stock, in each case of the foregoing clauses (i) through (v), on the terms and subject to the conditions set forth in the Transaction Agreement (the transactions described in the foregoing, collectively, the “Transactions”).

At the Effective Time, (i) each award of WWE Restricted Stock Units (each, an “RSU”) outstanding immediately prior to the Effective Time will be converted into an award of restricted stock units, on the same terms and conditions as were applicable under the award of RSUs immediately prior to the Effective Time (including any provisions for acceleration), with respect to a number of shares of New PubCo Class A Common Stock equal to the number of shares of WWE Class A Common Stock subject to such award of RSUs, (ii) each award of WWE Performance Stock Units (each, a “PSU”) outstanding immediately prior to the Effective Time will be converted into an award of performance stock units, on the same terms and conditions as were applicable under the award of PSUs immediately prior to the Effective Time (including any provisions for acceleration), with respect to a number of shares of New PubCo Class A Common Stock equal to the number of shares of WWE Class A Common Stock subject to such award of PSU; provided, however, that the applicable performance-vesting conditions will be equitably adjusted, including by the WWE Compensation Committee prior to the closing of the Transactions (the “Closing”), to take into account the effects, if any, of the Merger and the Conversion.

Pursuant to the Transaction Agreement, WWE agreed to use its reasonable best efforts to cause the New PubCo Class A Common Stock to be registered pursuant to Section 12(b) of the Exchange Act and approved for listing on the New York Stock Exchange, subject to official notice of issuance, and have reserved the ticker “TKO.” Upon closing of the Transactions, among other things, Endeavor and its subsidiaries will own 51% of the fully-diluted voting power of New PubCo and 51% of the fully-diluted economic ownership in HoldCo, with stockholders of WWE effectively owning 49% of the fully-diluted economic ownership in HoldCo, 49% of the fully-diluted voting power of New PubCo and 100% of the fully-diluted economic ownership of New PubCo. Effective as of immediately following the Closing, New PubCo is expected to be a consolidated subsidiary of Endeavor.

New PubCo Board of Directors and Leadership Team

New PubCo is expected to be led by Ariel Emanuel (Chief Executive Officer), who is expected to also continue in his role as Chief Executive Officer of Endeavor; Vincent K. McMahon (“the “Stockholder”), who is expected to serve as Executive Chair of the Board; Mark Shapiro (President and Chief Operating Officer), who is expected to also continue in his role as President and as Chief Operating Officer of Endeavor; Andrew Schleimer (Chief Financial Officer), who is expected to also continue in his role as Deputy Chief Financial Officer of Endeavor; and Seth Krauss (Chief Legal Officer), who is expected to also continue in his role as Chief Legal Officer of Endeavor. Dana White is expected to continue in his role as President of UFC, and Nick Khan is expected to serve as the President of WWE. Following the Closing, the board of directors of New PubCo (the “Board”) will consist of eleven (11) members who will be determined at a later date, six (6) of whom will be appointed by Endeavor and five (5) of whom by WWE (the “WWE-Nominated Directors”).

Representations and Warranties and Covenants

The Transaction Agreement contains customary representations, warranties and covenants of the parties thereto. From the date of the Transaction Agreement until the earlier of the Closing and the termination of the Transaction Agreement in accordance with its terms, the Company (in respect of HoldCo and its Subsidiaries) and WWE have each agreed to certain covenants, including covenants regarding the operation of business. WWE has also agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals.

Closing Conditions

The Transactions are expected to close in the second half of 2023, subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the affirmative vote of holders with a majority of the voting power of the WWE Common Stock in favor of adopting the Transaction Agreement, which shall be satisfied by the delivery of the written consent by the Stockholder in the form attached to the Transaction Agreement (the “Written Consent”) (which was satisfied on April 2, 2023 upon the delivery of the Written Consent by the Stockholder), (ii) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) obtaining other applicable regulatory approvals, (iv) the absence of any order or legal requirement that enjoins, restrains or otherwise prevents the consummation of the Transactions, (v) the effectiveness of New PubCo’s registration statement on Form S-4 to be prepared and filed with the Securities and Exchange Commission (the “SEC”) by WWE, and the absence of any stop order or other proceeding that suspends or otherwise threatens such effectiveness, (vi) the registration, and the authorization for listing on the New York Stock Exchange, of New PubCo Class A Common Stock, (vii) the mailing of the information statement contemplated by Rule 14c-2 of the Exchange Act by WWE to the stockholders of WWE, and the lapse of at least 20 calendar days from the date of completion of such mailing, (viii) the consummation of the Pre-Closing Reorganization, (ix) delivery by the Company to WWE of certain required audited financial statements of HoldCo, and the operating level of operating income reflected in such financial statements to be no less than ninety-two point five percent (92.5%) of the operating income reflected in the HoldCo Financial Statements for the fiscal year ended December 31, 2022 (excluding the impact of stock-based compensation expense), (x) delivery by each of the Company and WWE to the other party of duly executed counterparts to the applicable ancillary agreements required to be delivered at the Closing and (xi) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Transaction Agreement. The consummation of the Transactions is not subject to a financing condition or the approval of the Company’s stockholders.

The Transaction Agreement contemplates that at the Effective Time, the certificate of incorporation and the bylaws of New PubCo will each be amended and restated, pursuant to which, among other things, (i) nomination of certain directors to the Board will require approval of the Stockholder and/or a majority of the WWE-Nominated Directors, subject to certain fall-away conditions and (ii) approval of the Stockholder (or vote of the majority of the WWE-Nominated Directors if the Stockholder is no longer Executive Chairman of the Board) will be required for certain limited business decisions, subject to certain fall-away conditions. Additionally, the Transaction Agreement also contemplates that, as of the Closing: (i) the Company, New PubCo and HoldCo will enter into an amended and restated

limited liability company agreement of HoldCo, pursuant to which, among other things, the Company will have conversion rights customary in an umbrella partnership C corporation structure to convert common units in HoldCo into Class A common shares of New PubCo stock or cash, subject to certain limitations; (ii) the Company, New PubCo and the Stockholder will enter into a registration rights agreement, pursuant to which, among other things, each of the Company and the Stockholder will be entitled to the same customary demand rights, the same customary “piggy-back” rights (subject to customary cutbacks) and right to add selling shareholders to the registration statement; (iii) the Company and certain of its affiliates, on the one hand, and HoldCo and its subsidiaries, on the other hand, will enter into certain services agreements, pursuant to which the Company and HoldCo will agree to provide each other a limited set of services following the Closing; (iv) New PubCo will adopt certain cash management policy to address cash distributions received by New PubCo in excess of tax obligations, and pursuant to which New PubCo will loan excess cash to HoldCo if needed by HoldCo; and (v) the Company and New PubCo will enter into a governance agreement, pursuant to which the Company will agree to vote for WWE nominees to the Board in accordance with the certificate of incorporation and bylaws of New PubCo.

Termination

The Transaction Agreement includes customary termination provisions for both the Company and WWE, whereby the parties may terminate (i) by mutual written consent, (ii) following a permanent legal prohibition on consummating the Transactions, (iii) if the Merger has not become effective within nine (9) months of the date of the Transaction Agreement, subject to an extension of three (3) months and up to two (2) occasions if certain regulatory approvals have not been obtained (as may be so extended, the “End Date”) and (iv) following a breach by the other party of certain representations and warranties or covenants, subject to cure rights. Additionally, pursuant to the terms of the Transaction Agreement, (x) WWE may terminate if the Company fails to deliver certain required HoldCo financial statements or satisfy the requisite operating level of operating income, and (y) the Company may terminate if the board of directors of WWE has taken any action that, among other things, adversely affects its recommendation that WWE stockholders adopt the Transaction Agreement (an “Adverse Recommendation Change”), or if the Written Consent has not been delivered within the time period set forth in the Transaction Agreement.

If the Company terminates the Transaction Agreement after the board of directors of WWE makes an Adverse Recommendation Change, WWE will be required to pay to EOC (or its designee) a termination fee of $270 million. If the Company had terminated the Transaction Agreement because the Written Consent had not been delivered within time period set forth in the Transaction Agreement, WWE would have been required to pay to EOC (or its designee) a termination fee of $90 million.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached as Exhibit 2.1 to this current report and incorporated herein by reference. The Transaction Agreement and the foregoing description of such agreement have been included to provide investors and stockholders with information regarding the terms of such agreement. The assertions embodied in the representations and warranties contained in the Transaction Agreement are qualified by information in confidential disclosure schedules delivered by the parties in connection with the signing of the Transaction Agreement. Moreover, certain representations and warranties in the Transaction Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Transaction Agreement. Accordingly, the representations and warranties in the Transaction Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company (or HoldCo) and WWE at the time they were made and investors should consider the information in the Transaction Agreement in conjunction with the entirety of the factual disclosure about the Company and WWE in their respective public reports filed with the SEC. Information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s or WWE’s public disclosures.

Stockholder Agreement

On April 2, 2023, concurrently with the execution of the Transaction Agreement, the Company and the Stockholder entered into a stockholders agreement (the “Stockholder Agreement”), pursuant to which, among other things and subject to certain exceptions set forth therein, the Stockholder agreed to (i) refrain from transferring interest in WWE prior to closing of the Transactions, (ii) provide customary assistance in respect of any required regulatory filings and comply with the “clear skies” provision of the Transaction Agreement and (iii) following the Closing, provide the Company with a right of first offer in respect of the transfer of any interest in New PubCo. Certain provisions of the Stockholder Agreement terminate upon the first to occur of: (w) the Closing, (x) the valid termination of the Transaction Agreement in accordance with its terms, (y) the date of certain prohibited modification, waiver or amendment to the Transaction Agreement, or (z) the written consent of the Stockholder and the Company.

The foregoing summary of the material terms of the Stockholder Agreement is not complete and is qualified in its entirety by reference to the Stockholder Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The Company’s financial results included under Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.2 and 99.3 hereto) is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and Exhibit 99.3 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

On April 2, 2023, Mark Shapiro, the Company’s President, was also appointed as the Company’s Chief Operating Officer. Mr. Shapiro’s biographical information and any relationship required to be disclosed under Regulation S-K Item 404 is disclosed in the Company’s definitive proxy statement filed with the SEC on April 29, 2022 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 3, 2023, Company issued a press release announcing the transaction, a copy of which is attached hereto as Exhibits 99.1 and announced that it will be hosting a webcast at 8:00 a.m., Eastern Time, April 3, 2023 to discuss the Transactions. The event and accompanying presentation materials, copies of which are also attached as Exhibits 99.2 and 99.3 hereto, can be accessed at investor.endeavorco.com.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3 hereto), shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Transaction Agreement, dated April 2, 2023, by and among Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC, Zuffa Parent, LLC, World Wrestling Entertainment, Inc., New Whale Inc., and Whale Merger Sub Inc.

10.1	Stockholders Agreement, dated April 2, 2023, by and between Endeavor Group Holdings, Inc. and Vincent K. McMahon.

99.1	Press Release, dated April 3, 2023.

99.2	Investor Presentation, dated April 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Endeavor Group Holdings, Inc. (“Endeavor”) and WWE (“WWE”), including statements regarding the expected timetable for completing the Transactions, the ability to complete the Transactions, expected synergies, impacts and benefits of the Transactions, the expected leadership team of New PubCo, the projected financial information, future opportunities, expected cash distributions and other statements regarding New PubCo’s and WWE’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected market opportunity, growth, financial performance, expected synergies and closing of the Transactions. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook”, “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Endeavor’s management has based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the transaction will not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the transaction; Endeavor and WWE may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the transaction may result in the diversion of management’s time and attention to issues relating to the transaction and integration; expected synergies and operating efficiencies attributable to the transaction may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the transaction; the possibility that neither WWE nor Endeavor will have sufficient cash at close to distribute to shareholders (or that the amount of cash available for distribution will be less than what the parties expect); unfavorable outcome of legal proceedings that may be instituted against WWE and Endeavor following the announcement of the transaction; and risks inherent to the business may result in additional strategic and operational risks, which may impact Endeavor’s risk profile and it may not be able to mitigate effectively. In addition, a number of important factors could cause Endeavor’s or New PubCo’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov, Endeavor’s investor relations site at investor.endeavorco.com and WWE’s investor relations site at investor.wwe.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither Endeavor nor WWE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the transaction, New PubCo expects to file a registration statement on Form S-4 with the SEC, which will include an information statement of WWE and a preliminary prospectus of New PubCo. After the registration statement is declared effective, WWE will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for any other document that Endeavor may file with the SEC and send to its stockholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF ENDEAVOR ARE URGED TO READ ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by Endeavor through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Endeavor will be available free of charge on Endeavor’s website at http://www.investor.endeavorco.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: April 3, 2023